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                                                                   Exhibit  23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 19, 1996 on the consolidated financial statements of Eaglemark Financial Services, Inc. in this Form 10-K, into the Company's previously filed Registration Statements No. 33-33449, No. 33-35311 and No. 33-48581.


                                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
March 28, 1996